SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 5, 2004

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-88242	34-1959351
(Commission File Number)	(I.R.S. Employer Identification No.)

240 Main Street

Black Hawk, Colorado 80422

(Address of principal executive offices)

(303) 582-1117

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description
99.1	Jacobs Entertainment, Inc. press release dated May 5, 2004, announcing its financial results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2004, the registrant issued a press release announcing its financial results for its first quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1. The registrant has also announced that it will hold a conference call to discuss its financial results at 1:00 p.m. Eastern Time on May 6, 2004. You may join in the call by dialing into the number listed in the press release. The call will also be available by replay at the number and during the dates also listed in the press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: May 5, 2004	By:	/s/ Stephen R. Roark
Stephen R. Roark Chief Financial Officer

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